UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event)
December 1, 2016 (November 18, 2016)

STEALTH TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

NEVADA
(State or other jurisdiction of incorporation)

000-53346
(Commission File No.)

801 West Bay Drive, Suite 470
Largo, Florida   33770
(Address of principal executive offices and Zip Code)

(727-330-2731)
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On November 18, 2016, Caesar Capital Group, LLC, a Delaware Limited Liability Company ("Caesar") advised us that our outstanding convertible note to Caesar in the amount of $50,000, together with interest thereon had been paid in full and cancelled.

ITEM 7.01	REGULATION FD DISCLOSURE.

We announced today that we had achieved our highest monthly revenue for the month ended October 31, 2016, from the sale of our 911 Help Now product.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)            Exhibits.

Exhibit	Document Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 30th day of November, 2016.

STEALTH TECHNOLOGIES, INC.

BY:	BRIAN McFADDEN
Brian McFadden, President